UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2008

TRAVELCENTERS OF AMERICA LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33274	20-5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of Principal Executive Offices)	(Zip Code)

440-808-9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2008, TravelCenters of America LLC (“TA”), TravelCenters of America Holding Company LLC (“Holding”), TA Operating LLC (“Operating”, and together with Holding, the “Employers”) and Joseph A. Szima entered a retirement agreement dated May 15, 2008 (the “Agreement”).  The Agreement supersedes all other obligations that exist among TA and Szima with respect to the subject matter of the Agreement, including an Employment Agreement dated January 1, 2005.  Pursuant to the Agreement, Mr. Szima retired from his position as Executive Vice President of Marketing of TA and each of its subsidiaries effective May 20, 2008.  Under the Agreement, during the period from May 21, 2008 through January 31, 2009, Mr. Szima will make himself available to provide services to TA and its subsidiaries, will receive monthly payments at a rate of $14,375, which is 50% of his current monthly salary, will receive an hourly payment at the rate of $172.50 based upon actual hours worked as may be requested by the Employers and will continue to participate in the Employers’ group health plan.  Additionally, the Agreement provides that TA common shares previously granted to Mr. Szima and subject to a restricted share agreement dated November 26, 2007, will continue to vest pursuant to the terms of that restricted share agreement, but vesting will discontinue in the event Mr. Szima commits a breach of any of the applicable restrictive covenants set forth in the Agreement.  The Agreement also provides for the payment to Mr. Szima on January 31, 2009 of $663,699, the aggregate amount due him under certain other preexisting agreements.  Pursuant to the Agreement, Mr. Szima may revoke his signature to the Agreement at any time until May 22, 2008, in which event the Agreement would not be effective.  The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed with this report as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Retirement Agreement among TravelCenters of America LLC, TravelCenters of
America Holding Company LLC, TA Operating LLC and Joseph A. Szima, dated
May 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Andrew J. Rebholz
Andrew J. Rebholz
Executive Vice President and Chief Financial Officer

Dated: May 20, 2008

EXHIBIT INDEX

Exhibit	Description

10.1	Retirement Agreement among TravelCenters of America LLC, TravelCenters of
America Holding Company LLC, TA Operating LLC and Joseph A. Szima, dated
May 15, 2008.